UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 20, 2004
                        (Date of Earliest Event Reported)

                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                       001-12629             36-4128138
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            875 North Michigan Avenue, Suite 1560, Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On August 20, 2004, Olympic Cascade Financial Corporation (the "Company") issued a press release announcing that the Company had been advised by L3D3 L.L.C. of Delray Beach, Florida ("L3D3") of its intention to make an unsolicited offer to acquire $5.625 million of a newly created class of voting preferred stock of the Company. A copy of this press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit     Description
Number

99.1        Press Release dated August 20, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OLYMPIC CASCADE FINANCIAL CORPORATION

                                          By: /s/ Mark Goldwasser
                                          -------------------------------------
                                          Mark Goldwasser
                                          President and Chief Executive Officer

Dated: August 23, 2004